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                                                                    Exhibit 21.1

            Hanover Compressor Company ("HCC"), list of subsidiaries

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                                                                                    Place of
                                    Company Name                                 Incorporation                Ownership
                                    ------------                                 -------------                ---------
         1 Aurora Barbados S.r.L.                                                   Barbados              100% Wholly owned
         2 Burnett & Lewis Ltd.                                                  United Kingdom           100% Wholly owned
         3 Collicutt Hanover Compression Co.                                         Canada               100% Wholly owned
         4 E I Venezuela Development Ltd.                                        Cayman Islands           100% Wholly owned
         5 Gulf Coast Dismantling, Inc.                                              Texas                100% Wholly owned
         6 H.C.C. Compressor de Venezuela, C.A.                                    Venezuela              100% Wholly owned
         7 Hanover Argentina, S.A.                                                 Argentina              100% Wholly owned
         8 Hanover Asia, Inc.                                                       Delaware              100% Wholly owned
         9 Hanover Australia, LLC                                                   Delaware              100% Wholly owned
        10 Hanover Bolivia, Ltda.                                                   Bolivia               100% Wholly owned
        11 Hanover Brasil, Ltda. (f/k/a Hanover do Brazil, Ltda.)                    Brazil               100% Wholly owned
        12 Hanover Canada, Inc.                                                      Canada               100% Wholly owned
        13 Hanover Cayman Limited                                                Cayman Islands           100% Wholly owned
        14 Hanover Compressed Natural Gas Services, LLC                             Delaware              100% Wholly owned
        15 Hanover Compression General Holdings, LLC                                Delaware              100% Wholly owned
        16 Hanover Compression Limited Partnership                                  Delaware              100% Wholly owned
        17 Hanover Compressor Capital Trust                                         Delaware              100% Wholly owned
        18 Hanover Compressor Company Mexico                                         Mexico               100% Wholly owned
        19 Hanover Compressor Company Sucursal Colombia                             Colombia              100% Wholly owned
        20 Hanover Compressor Company Trinidad Branch                               Trinidad              100% Wholly owned
        21 Hanover Compressor Company Venezuelan Branch                            Venezuela              100% Wholly owned
        22 Hanover Compressor Holding Company NL B.V.                             Netherlands             100% Wholly owned
        23 Hanover Compressor Mexico SRL                                             Mexico               100% Wholly owned
        24 Hanover Compressor Nigeria, Inc. (f/k/a Hanover Compressor               Delaware              100% Wholly owned
           Colombia, Inc.)
        25 Hanover Compressor Peru, SAC                                               Peru                100% Wholly owned
        26 Hanover HL Holdings, LLC                                                 Delaware              100% Wholly owned
        27 Hanover HL, LLC                                                          Delaware              100% Wholly owned
        28 Hanover IDR, Inc.                                                        Delaware              100% Wholly owned
        29 Hanover Maloney (UK) Limited (f/k/a Maloney Industries (UK)           United Kingdom           100% Wholly owned
           Limited)
        30 Hanover Maloney Limited                                               United Kingdom           100% Wholly owned
        31 Hanover Maloney, Inc.                                                     Canada               100% Wholly owned
        32 Hanover Measurement , LLC                                                Delaware              100% Wholly owned
        33 Hanover Nigeria Energy Services Limited                                  Nigeria               100% Wholly owned
        34 Hanover Partners Nigeria, LLC                                            Delaware              100% Wholly owned
        35 Hanover Power (Gates), LLC                                               Delaware              100% Wholly owned
        36 Hanover Power, LLC                                                       Delaware              100% Wholly owned
        37 Hanover SPE, L.L.C.                                                      Delaware              100% Wholly owned
        38 Hanover Trade Corp.                                                      Barbados              100% Wholly owned
        39 Hanover Venezuela, C.A. (f/k/a Hanover-PGN Compressor, C.A.)            Venezuela              100% Wholly owned
        40 Hanover Wells Hall, Inc.                                                  Canada               100% Wholly owned
        41 Hanover/Cosacol Consortium                                               Colombia              100% Wholly owned
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                                                                                    Place of
                                    Company Name                                 Incorporation                Ownership
                                    ------------                                 -------------                ---------
        42 Hanover/Enron Venezuela, Ltd.                                         Cayman Islands           100% Wholly owned
        43 Hanover/Trinidad, LLC                                                    Delaware              100% Wholly owned
        44 HC Cayman, LLC                                                           Delaware              100% Wholly owned
        45 HC Leasing, Inc.                                                         Delaware              100% Wholly owned
        46 HCC Holdings, Inc.                                                       Delaware              100% Wholly owned
        47 HCC Mantova S.r.L.                                                        Italy                100% Wholly owned
        48 HCL Colombia, Inc.                                                       Delaware              100% Wholly owned
        49 KOG, Inc. (f/k/a Kamlok Oil & Gas, Inc.)                                 Delaware              100% Wholly owned
        50 Maloney Industries (France), S.A.                                         France               100% Wholly owned
        51 Maloney Industries International Ltd.                                     Canada               100% Wholly owned
        52 P.T. Hanover Indonesia                                                  Indonesia              100% Wholly owned
        53 POI Mexico Service Company S. de R.L.                                     Mexico               100% Wholly owned
        54 POI Operating Company S. de R.L.                                          Mexico               100% Wholly owned
        55 Production Operators Argentina, S.A.                                    Argentina              100% Wholly owned
        56 Production Operators Cayman (Pigap II) Ltd.                           Cayman Islands           100% Wholly owned
        57 Production Operators Cayman, Inc.                                     Cayman Islands           100% Wholly owned
        58 Servicios Tipsa, S.A.                                                   Argentina              100% Wholly owned
        59 Southwest Industries Inc.                                                Delaware              100% Wholly owned
        60 Talleres Petroleros de Colombia Ltda.                                    Colombia              100% Wholly owned
        61 Tubefabs Ltd.                                                         United Kingdom           100% Wholly owned
        62 WilPro Energy Services (Guara) Limited                                Cayman Islands           100% Wholly owned
        63 Hanover Equador, LLC                                                     Delaware              100% Wholly owned
        64 Hanover General Energy Transfer, LLC                                     Delaware              100% Wholly owned
        65 Hanover Limited Energy Transfer, LLC                                     Delaware              100% Wholly owned
        66 Wellhead Power Gates, LLC                                               California                92.5% Owned
        67 Hanover DR Compression Services, B.V.                                  Netherlands                 97% Owned
        68 Hanover DR Compression Services, S.A. (f/k/a Hanover-DRCS              Switzerland                 97% Owned
           Compression Services)
        69 Energy Transfer-Hanover Ventures LP                                      Delaware                  99% Owned
        70 Belleli Energy S.R.L.                                                      Italy                   51% Owned
        71 Global Hanover Limited Nigeria                                            Nigeria                  51% Owned
        72 Hanover Compressor Colombia Ltda.                                        Colombia                  51% Owned
        73 Hanover Global Limited                                                    Nigeria                  51% Owned
        74 Hanover Malaysia SDN, BHD.                                               Malaysia                  60% Owned

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